UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3050

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On August 14, 2006, representatives of  SIRVA, Inc. (“SIRVA”) delivered certain preliminary unaudited financial information about SIRVA to the current lenders under SIRVA’s outstanding senior secured credit facility (collectively, the “Lenders”).  Such preliminary unaudited financial information comprised SIRVA’s unaudited consolidated balance sheets as of December 31, 2004 (as restated) and December 31, 2005, and the related unaudited consolidated statements of income and of cash flows for each of the fiscal years ended December 31, 2003 (as restated), December 31, 2004 (as restated) and December 31, 2005 (collectively, the “Preliminary Unaudited Financial Statements”).  A copy of the Preliminary Unaudited Financial Statements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 14, 2006, representatives of SIRVA also delivered to the Lenders the following unaudited supplemental reconciliations for the years ended December 31, 2004 (as restated) and December 31, 2005:  Operating Income (Loss) to Pro Forma Operating Income (Loss), Income (Loss) from Continuing Operations Before Income Taxes to EBITDA from Continuing Operations and EBITDA to Pro Forma EBITDA (collectively, the “Supplemental Reconciliations”).  A copy of the Supplemental Reconciliations is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  The Supplemental Reconciliations, in addition to disclosing certain financial measures recognized under generally accepted accounting principles (“GAAP”), disclosed non-GAAP financial measures as additional information for investors. These measures are not in accordance with, or an alternative for, GAAP and may be different than measures used by other companies.  In the Supplemental Reconciliations, SIRVA provided Pro Forma Operating Income (Loss) and earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) on a historical and pro forma basis.  SIRVA’s management uses EBITDA for reviewing its financial results and for business planning and performance assessment.  SIRVA believes that this presentation allows investors to evaluate the current operational and financial performance of SIRVA’s business.  Reconciliations of each non-GAAP financial measure to the most directly comparable GAAP measure are included in the Supplemental Reconciliations.

SIRVA is in the process of finalizing its financial results for the twelve months ended December 31, 2005.  This process includes performing various closing procedures, as well as finalizing certain open items.  The completion of these procedures could result in significant adjustments to the amounts reported in this current report on Form 8-K.  Therefore, all results reported in this current report should be considered preliminary until SIRVA completes these procedures, finalizes its financial results and subsequently files its annual report on Form 10-K for the year ended December 31, 2005.

SIRVA expects to issue, after market close on Tuesday, August 15, 2006, a press release containing, among other matters, further details regarding the Preliminary Unaudited Financial Statements.

On Wednesday August 16, 2006, SIRVA expects to conduct a conference call at 9:00 a.m. (Eastern) to discuss in more detail the Preliminary Unaudited Financial Statements.

The information in this Item 7.01 is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01               Other Events.

On August 14, 2006, SIRVA issued a press release announcing, among other matters, SIRVA’s intent to hold a conference call to discuss its preliminary results for the twelve months ended December 31, 2005, on Wednesday, August 16, 2006, at 9 a.m. Eastern Time (ET).  A copy of the August 14 press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)          Exhibits

99.1                           SIRVA’s unaudited consolidated balance sheets as of December 31, 2004 (as restated), and December 31, 2005, and the related unaudited consolidated statements of income and of cash flows for each of the fiscal years ended December 31, 2003 (as restated), December 31, 2004 (as restated) and December 31, 2005.

99.2                           Supplemental Reconciliations (Unaudited)

99.3                           Press Release, dated August 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.
Date: August 14, 2006
	By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1

SIRVA’s unaudited consolidated balance sheets as of December 31, 2004 (as restated), and December 31, 2005, and the related unaudited consolidated statements of income and of cash flows for each of the fiscal years ended December 31, 2003 (as restated), December 31, 2004 (as restated) and December 31, 2005.

99.2	Supplemental Reconciliations (Unaudited)

99.3	Press Release, dated August 14, 2006.